SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 2, 1999


                              COMCAST CORPORATION
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            (Exact name of registrant as specified in its charter)

  Pennsylvania                      0-6983                        23-1709202
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(State or other                (Commission file                 (IRS employer
jurisdiction of                    number)                      identification
incorporation)                                                        no.)

            1500 Market Street, Philadelphia, PA          19102-2148
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           (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code (215) 665-1700
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Item 5.  Other Events.

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-81391) originally filed on June 23, 1999 by Comcast Corporation (the "Company").

     On November 2, 1999, the Company, Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") entered into an underwriting agreement (the "Underwriting Agreement") pursuant to which the Underwriters agreed to purchase 7,000,000 of the Company's 2.0% Exchangeable Subordinated Debentures due November 2029 (the "Debentures"). The Underwriting Agreement is filed as an exhibit hereto, as well as a Form of Debenture.

     On November 3, 1999, the Company filed a prospectus supplement (the "Prospectus Supplement") pursuant to Rule 424(b) of the Securities Act of 1933, as amended, relating to the Debentures.


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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     1. Underwriting Agreement dated as of November 2, 1999 between the Company, Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     4.   Form of Debenture.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 3, 1999             COMCAST CORPORATION


                                    By: /s/ William E. Dordelman
                                        -----------------------------------
                                        Name:  William E. Dordelman
                                        Title: Vice President





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                                 EXHIBIT INDEX


Exhibit No.                          Exhibit

     1. Underwriting Agreement dated as of November 2, 1999 between the Company, Salomon Smith Barney Inc. and
               Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     4.        Form of Debenture.